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                                                                 EXHIBIT 10.32.6

                             EIGHTH AMENDMENT TO THE
                           WESTERN DIGITAL CORPORATION
                         SAVINGS AND PROFIT SHARING PLAN

        This Eighth Amendment (the "Amendment") to the Western Digital Corporation Savings and Profit Sharing Plan (the "Plan") is made this 6th day of April, 2001 by Western Digital Corporation (the "Company"), the sponsoring employer of the Plan.

        WHEREAS, the terms of the Plan are set forth in an amended and restated Plan document, dated June 23, 1995, as thereafter amended by the First Amendment dated June 30, 1995; the Second Amendment dated March 27, 1996; the Third Amendment dated January 9, 1997; the Fourth Amendment dated March 20, 1997; the Fifth Amendment dated November 13, 1997; the Sixth Amendment dated January 27, 2000; and the Seventh Amendment dated March 30, 2000; and

        WHEREAS, Section 17.1 of the Plan authorizes the Company to amend the Plan by action of its Board of Directors; and

        WHEREAS, contemporaneous with the execution hereof, the Company, Western Digital Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Holdings") and WD Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Holdings ("Merger Sub"), are entering into an Agreement and Plan of Merger to Form Holding Company, dated April 6, 2001 (the "Merger Agreement"), pursuant to which (i) Merger Sub will be merged into the Company, (ii) all of the Company's outstanding capital stock will be converted on a share for share basis into capital stock of Holdings, (iii) the stockholders of the Company will become stockholders of Holdings, and (iv) the Company will become a wholly-owned subsidiary of Holdings (the "Merger"); and

        WHEREAS, by virtue of the Merger, all of the Company's outstanding capital stock will be converted, on a share for share basis, into capital stock of Holdings, and as a result, each stockholder of the Company will become the owner of an identical number of shares of capital stock of Holdings; and

        WHEREAS, in connection with the Merger, Holdings will change its name to "Western Digital Corporation" and the Company will change its name to "Western Digital Technologies, Inc."; and

        WHEREAS, the Company desires to assign sponsorship of the Plan, its appointment as Plan administrator under the Plan, and all other Plan related rights and obligations to Holdings, and Holdings is desirous of accepting such assignment; and

        NOW, THEREFORE, the Plan is amended as follows:



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        1. The Company hereby assigns to Holdings, and Holdings hereby assumes sponsorship of the Plan, appointment as Plan administrator, and all of the other rights and obligations of the Company under the Plan.

        2. Section 7.4 of the Plan is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

        7.4. SECURITIES TRANSACTIONS. The Trustee may acquire Stock in the open market or from the Company or any other person, including a party in interest. No commission will be paid in connection with the Trustee's acquisition of Stock from a party in interest. Neither the Company, nor any Employer, nor the Committee, nor any Trustee have any responsibility or duty to time any transaction involving Stock in order to anticipate market conditions or changes in Stock value. Neither the Company, nor any Employer, nor the Committee, nor any Trustee have any responsibility or duty to sell Stock held in the Trust Fund in order to maximize return or minimize loss.

        3. The first sentence of Subsection 7.6.4 of the Plan is hereby amended by deleting such sentence and inserting in lieu thereof the following:

        In the event a court of competent jurisdiction shall issue an opinion or order to the Plan, the Company, any Employer, or the Trustee, which shall, in the opinion of counsel to the Company, the Employer or the Trustee, invalidate under ERISA, in all circumstances or in any particular circumstances, any provision or provisions of this Section regarding the manner in which Stock held in the Trust shall be voted or cause any such provision or provisions to conflict with ERISA, then, upon notice thereof to the Company, the Employer, or the Trustee, as the case may be, such invalid or conflicting provisions of this Section shall be given no further force or effect.

        4. The first sentence of Subsection 7.11.4 of the Plan is hereby amended by deleting such sentence and inserting in lieu thereof the following:

        With respect to any Offer received by the Trustee, the Trustee shall distribute, at the Employer's expense, copies of all relevant material, including, but not limited to, material filed with the Securities and Exchange Commission with such Offer or regarding such Offer, and shall seek confidential written instructions from each Participant who is entitled to respond to such Offer pursuant to Subsections 7.11.1, 7.11.2 or 7.11.3.

        5. The last sentence of Subsection 7.11.5 of the Plan is hereby amended by deleting such sentence and inserting in lieu thereof the following:

        The instruction form shall state that: (i) if the Participant fails to return an instruction form to the Trustee by the indicated deadline, the Stock with respect to which he is entitled to give instructions will not be sold, exchanged or transferred pursuant to such Offer, (ii) the Participant will be a named fiduciary (as described



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        in Subsection 7.11.10 below) with respect to all shares for which he is entitled to give instructions, and (iii) the Employer acknowledges and agrees to honor the confidentiality of the Participant's instructions to the Trustee.

        6. The first sentence of Subsection 7.11.7 of the Plan is hereby amended by deleting such sentence and inserting in lieu thereof the following:

        The Employer shall furnish former Participants who have received distributions of Stock so recently as to not be shareholders of record with the information given to Participants pursuant to Subsections 7.11.4, 7.11.5, and 7.11.6 of this Section.

        7. Subsection 7.11.9 of the Plan is hereby amended by deleting such section and inserting in lieu thereof the following:

                7.11.9. The Trustee shall not reveal or release a Participant's instructions to the Company or to any Employer, its officers, directors, employees, or representatives. If some but not all Stock held by the Trust is sold, exchanged, or transferred pursuant to an Offer, the Employer, with the Trustee's cooperation, shall take such action as is necessary to maintain the confidentiality of Participant's records, including, without limitation, establishment of a security system and procedures which restrict access to Participant records and retention of an independent agent to maintain such records. If an independent record-keeping agent is retained, such agent must agree, as a condition of its retention by the Employer, not to disclose the composition of any Participant Accounts to the Company, the Employer, its officers, directors, employees, or representatives. The Company and the Employer acknowledge and agree to honor the confidentiality of Participants' instructions to the Trustee.

        8. The first sentence of Subsection 7.11.12 of the Plan is hereby amended by deleting such sentence and inserting in lieu thereof the following:

        In the event a court of competent jurisdiction shall issue to the Plan, the Company, any Employer, or the Trustee an opinion or order, which shall, in the opinion of counsel to the Company, the Employer or the Trustee, invalidate, in all circumstances or in any particular circumstances, any provision or provisions of this Section regarding the determination to be made as to whether or not Stock held by the Trustee shall be sold, exchanged or transferred pursuant to an Offer or cause any such provision or provisions to conflict with securities laws, then, upon notice thereof to the Company, the Employer or the Trustee, as the case may be, such invalid or conflicting provisions of this Section shall be given no further force or effect.

        9. This Amendment shall be effective as of the consummation of the Merger.

        10. Except as expressly provided herein above, the provisions of the Plan shall continue in full force and effect as set forth herein.



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        IN WITNESS WHEREOF, the Company and Holdings have each caused this
Eighth Amendment to the Plan to be executed by its duly authorized officer on this 6th day of April, 2001.

                                            WESTERN DIGITAL CORPORATION

                                            By:  /s/ MICHAEL CORNELIUS
                                            Name: Michael Cornelius
                                            Title:


                                            WESTERN DIGITAL HOLDINGS, INC.

                                            By:  /s/ MICHAEL CORNELIUS
                                            Name: Michael Cornelius
                                            Title:



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